Exhibit 99.2

Use of Non-U.S. GAAP Financial Measures To supplement our consolidated financial statements presented in accordance with U.S. GAAP, we consider adjusted net income and adjusted earnings per share as non-GAAP financial measures that are not prepared in accordance with U.S. GAAP. The non-GAAP financial measures we use are specific to AVANGRID and the non-GAAP financial measures of other companies may not be calculated in the same manner. We use these non-GAAP financial measures, in addition to U.S. GAAP measures, to establish operating budgets and operational goals to manage and monitor our business, evaluate our operating and financial performance and to compare such performance to prior periods and to the performance of our competitors. We believe that presenting such non-GAAP financial measures is useful because such measures can be used to analyze and compare profitability between companies and industries by eliminating the impact of certain non-cash charges. In addition, we present non-GAAP financial measures because we believe that they and other similar measures are widely used by certain investors, securities analysts and other interested parties as supplemental measures of performance. We define adjusted net income as net income adjusted to exclude restructuring charges, mark-to-market earnings from changes in the fair value of derivative instruments used by AVANGRID to economically hedge market price fluctuations in related underlying physical transactions for the purchase and sale of electricity, loss from held for sale measurement, accelerated depreciation derived from repowering of wind farms, income from release of collateral, impact of the Tax Act and adjustments for the non-core Gas storage business. Legal Notice We believe adjusted net income is more useful in understanding and evaluating actual and projected financial performance and contribution of AVANGRID core lines of business and to more fully compare and explain our results. The most directly comparable U.S. GAAP measure to adjusted net income is net income. We also define adjusted earnings per share, or adjusted EPS, as adjusted net income converted to an earnings per share amount. The use of non-GAAP financial measures is not intended to be considered in isolation or as a substitute for, or superior to, AVANGRID’s U.S. GAAP financial information, and investors are cautioned that the non-GAAP financial measures are limited in their usefulness, may be unique to AVANGRID, and should be considered only as a supplement to AVANGRID’s U.S. GAAP financial measures. The non-GAAP financial measures may not be comparable to other similarly titled measures of other companies and have limitations as analytical tools. Non-GAAP financial measures are not primary measurements of our performance under U.S. GAAP and should not be considered as alternatives to operating income, net income or any other performance measures determined in accordance with U.S. GAAP.

Legal Notice Investors@AVANGRID.com FORWARD LOOKING STATEMENTS Certain statements in this presentation may relate to our future business and financial performance and future events or developments involving us and our subsidiaries that are not purely historical and may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of forward-looking terms such as “may,” “will,” “should,” “would,” “could,” “can,” “expect(s,)” “believe(s),” “anticipate(s),” “intend(s),” “plan(s),” “estimate(s),” “project(s),”“assume(s),” “guide(s),” “target(s),” “forecast(s),” “are (is) confident that” and “seek(s)” or the negative of such terms or other variations on such terms or comparable terminology. Such forward looking statements include, but are not limited to, statements about our plans, objectives and intentions, outlooks or expectations for earnings, revenues, expenses, Forward 2020+ Mid Period Assessment initiatives, or other future financial or business performance, strategies or expectations, or the impact of legal or regulatory matters on our business, results of operations or financial condition. Such statements are based upon the current reasonable beliefs, expectations and assumptions of our management and are subject to significant risks and uncertainties that could cause actual outcomes and results to differ materially. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include, without limitation, the risks and uncertainties set forth under the section entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K for the year ended December 31, 2018 and our Quarterly Report on form 10-Q for the six months ended June 30, 2019, which are on file with the U.S. Securities and Exchange Commission (SEC) and available on our investor relations website at www.Avangrid.com and on the SEC website at www.sec.gov. Additional information will also be set forth in subsequent filings with the SEC. You should consider these factors carefully in evaluating for-ward looking statements. Should one or more of these risks or uncertainties materialize, or should any of the underlying assumptions prove incorrect, actual results may vary in material respects from those expressed or implied by these forward-looking statements. You should not place undue reliance on these forward-looking statements. We do not undertake any obligation to update or revise any forward-looking statements to reflect events or circumstances after the date of this presentation whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. About AVANGRID: AVANGRID, Inc. (NYSE: AGR) is a leading, sustainable energy company with approximately $34 billion in assets and operations in 24 U.S. states. With headquarters in Orange, Connecticut, AVANGRID has two primary lines of business: Avangrid Networks and Avangrid Renewables. Avangrid Networks owns eight electric and natural gas utilities, serving more than 3.3 million customers in New York and New England. Avangrid Renewables owns and operates a portfolio of renewable energy generation facilities in the United States. AVANGRID employs approximately 6,500 people. AVANGRID supports the U.N.’s Sustainable Development Goals and was named among the World’s Most Ethical Companies in 2019 by the Ethisphere Institute. For more information, visit www.avangrid.com.

3Q 2019 Highlights James Torgerson

Summary

3Q '19 & 9M '19 Results					
3Q '19 Net Income	$150M	$0.48	9M '19 Net Income	$477M	$1.54
3Q '19 Adjusted Net Income[1]	$123M	$0.40	9M '19 Adjusted Net Income[1]	$442M	$1.43

Highlights

- **Rate Cases** → **NY:** Settlement negotiations began October 22; **ME:** In process
- **NECEC** → On track to start construction in 2Q '20
- **Renewables projects**
  - → **Exceeding 2,000 MW target in Long-Term Outlook**[2]
  - → **~427 MW** COD YTD & **~562 MW** under construction
  - → **New: ~75 MW** repowering of Klondike II
- **Renewables asset sales** → Agreement to sell 50% of certain wind & solar projects for $112M; 4Q close expected
- **Vineyard Wind[3] project** → **BOEM**[4] expected to issue **Supplemental Environmental Impact Statement** by **late '19/early '20**
- **Other Offshore Wind** → Submitted bids in MA & CT RFPs
- **Forward 2020+**
  - → On target to achieve savings of $70-$85M pre-tax in '19, with ~$45M savings in 9M '19
  - → **Ongoing organizational transformation across businesses:** Recently announced developing an East Coast presence for the Renewables business; New Renewables CEO appointed

(1) See Appendix for reconciliation of adjusted net income and adjusted EPS to net income and EPS.
(2) As of February 26, 2019.
(3) AVANGRID's 50/50 partnership with Copenhagen Infrastructure Partners (CIP).
(4) Bureau of Ocean Energy Management.

AVANGRID www.avangrid.com Results Presentation / Third Quarter / 2019 5

Amounts may not add due to rounding. See Appendix for reconciliation of adjusted EPS to EPS. Includes maintenance to repair aging infrastructure. Earnings Results – Key Impacts 9M ’18 9M ’19 9M Adjusted EPS(1) 9M ’18 9M ’19 9M EPS 3Q ’18 3Q ’19 Quarterly Adjusted EPS(1) 3Q ’18 3Q ’19 Quarterly EPS Vs. Prior Year 9M YTD + Rate increases - Outage restoration & staging costs(2) - Depreciation of new assets in service - Wind production (primarily 1Q) - Pricing (including expiring PTCs) + Thermal & trading + Minority interest - Interest expense + Forward 2020+ mid-period assessment Adjusted EPS excludes: Renewables MtM in ’18 & ’19 Accelerated depreciation from repowering in ’19 Restructuring charges in ’19 Gas storage & transportation businesses in ’18 Tax Act adjustments in ’18 Income from release of collateral in ’18 ’19 Outlook EPS $2.36 - $2.46 (revised due to MtM) Adjusted EPS(1) $2.25 - $2.35 (affirmed)

Requested ROE 9.50% (Current 9.00%) & Equity 50% (Current 48%) 1 Year rate filings (April ’20 - April ’21) Propose additional capital for resiliency program, vegetation management, and automated metering infrastructure Staff proposed ROE of 8.20% & Equity of 48%; Company rebuttal filed October 15; Settlement negotiations began October 22 11-month process; new rates expected by April 17, 2020 (suspended due to settlement discussions, with make-whole provisions) Networks Regulatory Update NYSEG & RGE Rate Cases The rate cases are expected to substantially mitigate impacts of outage restoration & staging costs over time: Reduced outages & future costs will be positively impacted by: Investment to replace aging infrastructure Treatment of staging costs Cycle tree trimming for NYSEG Increased internal linemen hires Apprentice program to support future retirements with qualified resources

CMP Regulatory Updates Networks Regulatory Update CMP rate case: Requested ROE 10.00% (Current 9.45%) & Equity 55% (Current 50%) Proposed increasing Tier 1 (normal storm) rate allowance from $4 M to $8.1M annually Staff proposed ROE of 8.75% & Equity of 50%. Staff recommends lowering ROE by 75 – 100 basis points due to Customer Billing & Customer Service issues Company Response recommended organizational changes & the establishment of a $6M Customer Benefit Fund, plus the establishment of an energy assessment pilot with “Efficiency Maine” In August, Maine PUC granted schedule delay of decision to allow for inclusion of Metering & Billing Investigation CMP Metering & Billing docket Hearings begin November 5, with decision expected by December 20 Decision on Rate Case expected 1Q ’20

Strategic Project Updates

NECEC Transmission Project

- **1,200 MW Transmission project** delivering Canadian hydro-power
- **UPDATES**
  - LUPC re-opened docket for limited purpose of reviewing Beattie Pond alternative
    - No additional hearings necessary; LUPC deliberation vote expected 1Q '20
    - Maine **DEP** decision 1Q '20
  - **U.S. ACE** approvals 60-90 days after MDEP
  - **ISO-NE I.3.9** approval expected 1Q '20
  - **Presidential Permit** ~ 60 days after U.S.ACE & I.3.9 approvals ***(not needed to start construction)***
- Expect **Start of Construction 2Q '20**
- Expect **COD by year-end '22**



QUÉBEC
NEW BRUNSWICK
MAINE
THE FORKS
MOSCOW
FARMINGTON
BANGOR
ORRINGTON
AUGUSTA
LEWISTON
WISCASSET
POWNAL
PORTLAND
KESWICK
ATLANTIC OCEAN

NEW ENGLAND CLEAN ENERGY CONNECT

AVANGRID www.avangrid.com Results Presentation / Third Quarter / 2019 9

Sale of 50% stake in 2 projects in Arizona to Axium Infrastructure, expected closing December ’19 for $112M Projects MW COD Dry Lake Wind Farm II 65.1 2010 Copper Crossing Solar 20 2011 Renewables Updates Exceeding Target in Long-Term Outlook(1) As of February 26, 2019. Includes 2.5 GW (50% ownership) of two Vineyard Wind Leases. Pipeline with 100% of Vineyard Wind Leases is ~19 GW. Onshore Wind ~5.7 GW Offshore Wind ~5.0 GW Solar ~5.8 GW TARGET PPAs Executed Offshore Wind 400 400 Onshore Wind & Solar ~1,600 1,823 TOTAL ~2,000 MW ~2,223 MW NEW - COD YTD ’19 427 In Construction 562 ’20-’22 1,234 Executing Asset Sales/Partnerships Transactions Exceeding Repowering Target New - Repowering 75 MW Klondike II project Growing Pipeline to ~16.5 GW(2) Actual 359 MW > Target 325 MW Combined EPS impact exceeds $0.20 per share

Strategic Project Updates Vineyard Wind Offshore Wind 800 MW Offshore Wind project AVANGRID 50/50 joint venture with Copenhagen Infrastructure Partners Bureau of Ocean Energy Management (BOEM) determined the need to file Supplemental Environmental Impact Study (SEIS) to complete a revised cumulative impacts analysis Expect to complete SEIS by end of ’19/early ’20 No formal schedule but expect final Record of Decision by early 2Q ’20 Settlement with Edgartown Conservation Commission Strong support of key stakeholders Targeting COD of project by end of ’22, subject to BOEM permitting clearance by early 2Q ’20

CT Submitted bids for 400, 800, 1,000 & 1,200 MW Bid submitted September 30 & expected selection November Reduces regional greenhouse gas emissions over 1.6M tons/yr Generate up to $1.6B in direct economic benefits, create up to 12,000 jobs, & save ratepayers up to $1.1B in energy costs Announced partnership with Marmon Utility LLC (Kerite) to create the first Tier 1 Offshore Wind Supplier in the U.S., to supply offshore inter-array cable cores Proposed significant workforce development initiatives, pilot programs & research (up to $26.5M) Establishes Bridgeport as offshore wind hub: …& many more collaborative activities with CT partners Earliest COD is 2024 MA Proposed options for one 400 & two 800 MW projects Selection expected November 8, 2019 Proposals include significant job creation & port infrastructure investment opportunities Near-Term Offshore Wind Opportunities Submitted Offshore Bids in CT & MA Vineyard Wind, MA 50% (Joint with CIP) up to 1.5 GW(1) Vineyard Wind, MA 50% (Joint with CIP) up to 1 GW(2) 1 2 1 2 Includes 50% ownership; 100% is 3.0 GW. Includes 50% ownership; 100% is 2.0 GW. Vineyard Wind, MA Lease Areas 1 2

Mid Period Assessment (Forward 2020+)

On Track to achieve $70-$85M for ’19, with ~$45M pre-tax savings achieved through 9M ’19

2019 Initiatives & Targets


Tax Co-sourcing & Renewables Availability
Performance Reviews / Spans & Layers
Capitalized Labor / OT
34%
5%
6%
15%
40%
~$70-$85M pre-tax
Other, incl.:
Insurance
Sourcing
Global software solutions
Property tax
Audit fees
IT services
Process optimization
Spend Management

Business	~ Savings	# Initiatives
Corporate(1)	35%	14
Networks	30%	16
Renewables	35%	10

(1) Allocated: ~75% Networks, ~25% Renewables

~$45M Achieved to Date

- ✓ Spend management *(~54%)*
- ✓ Additional capitalized labor
- ✓ Tax co-sourcing
- ✓ Improvement in Renewables Availability
- ✓ Completion of performance reviews/spans & layers

9M ’19 Savings Allocations:

~40% Renewables & ~60% Networks(1)

45% 3Q ’19 & 55% 1H ’19

(1) Includes allocations from Corporate

AVANGRID www.avangrid.com
Results Presentation / Third Quarter / 2019
13

AVANGRID Strategy Fulfilling our strategy to deliver sustainable growth by investing in a Smarter & Cleaner Energy Future Focusing on Clean Energy Building the Grid of the Future Smarter Customer Solutions

3Q 2019 Financial Results Doug Stuver

Comparisons reflect outage restoration & staging costs in Networks, low wind production in Renewables, although improved in the quarter, & higher interest expense in Corporate $1.54 $1.54 ($0.07) $0.04 ($0.03) 9M EPS Quarterly Adjusted EPS(1) $0.41 ($0.02) $0.04 ($0.07) $0.40 $0.40 $0.48 ($0.03) ($0.07) $0.00 Quarterly EPS Results by Business - EPS See Appendix for reconciliation of adjusted net income to net income and adjusted EPS to EPS. Amounts may not add due to rounding. $1.65 $1.43 ($0.07) ($0.10) ($0.05) 9M Adjusted EPS(1) $0.06 $0.17 $0.45

NETWORKS 3Q ’19 Vs. 3Q ’18 Net income $88M ($8M) EPS $0.28 ($0.03) Adjusted Net Income(1) $89M ($7M) Adjusted EPS(1) $0.29 ($0.02) Adjusted EPS Drivers: Rate increases +$0.01 Depreciation -$0.02 Outage restoration & staging +$0.00 Other -$0.01 Results by Business - Networks See Appendix for reconciliation of adjusted net income to net income and adjusted EPS to EPS. Includes maintenance to repair aging infrastructure. Amounts may not add due to rounding. NETWORKS 9M ’19 Vs. 9M ’18 Net income $354M ($21M) EPS $1.14 ($0.07) Adjusted Net Income(1) $355M ($21M) Adjusted EPS(1) $1.15 ($0.07) Adjusted EPS Drivers: Rate increases +$0.05 Depreciation -$0.08 Outage restoration & staging -$0.03 Other -$0.01 New rates for NY companies (through 1H’19), CT & MA electric & gas utilities Ongoing impact on depreciation due to additional assets in service Non-deferrable outage restoration & staging costs(2) 3Q comparison – decrease in staging offset increase in outage restoration Positively impacted by Forward 2020+ Mid-Period Assessment efficiencies ~$0.07 YTD, offset by increased outage restoration and personnel costs

Results by Business - Renewables

RENEWABLES	3Q '19	Vs. 3Q '18
Net income	$74M	$54M
EPS	$0.24	$0.17
Adjusted Net Income(1)	$46M	$14M
Adjusted EPS(1)	$0.15	$0.04
Adjusted EPS Drivers:		
Wind production – Existing Assets		+$0.05
Wind production – New Assets		+$0.01
Wind pricing related(3)		-$0.08
PTCs		+$0.02
Klamath optimization & trading		+$0.01
Minority interest		+$0.06
Other(2)		-$0.03

RENEWABLES	9M '19	Vs. 9M '18
Net income	$152M	$11M
EPS	$0.49	$0.04
Adjusted Net Income(1)	$115M	($32M)
Adjusted EPS(1)	$0.37	($0.10)
Adjusted EPS Drivers:		
Wind production – Existing Assets		-$0.02
Wind production – New Assets		+$0.01
Wind pricing related(3)		-$0.15
PTCs		-$0.05
Klamath optimization & trading		+$0.05
Minority interest		+$0.07
Other(2)		-$0.01

- Wind production was favorable quarter-over-quarter; year-over-year negative variance reflects impacts of lower wind resource & extreme weather, primarily in 1Q
- Unfavorable pricing & RECs YTD, including contract roll-offs in '19
- Favorable thermal & trading revenue due to ongoing volatility in West prices
- Positively impacted by Forward 2020+ Mid-Period Assessment efficiencies ~$0.04 YTD

(1) See Appendix for reconciliation of adjusted net income to net income and adjusted EPS to EPS.
(2) Includes asset retirement obligation adjustment, gains related to 2018 sale of transmission rights and to 2019 sale of development assets, hedge settlement, personnel costs, other.
(3) Includes -$0.05 each in the 3Q and 9M comparisons related to the 2018 FES bankruptcy claim sale & collateral.
Amounts may not add due to rounding.

AVANGRID www.avangrid.com Results Presentation / Third Quarter / 2019 18

Results by Business - Corporate CORPORATE 3Q ’19 Vs. 3Q ’18 Net income ($12M) ($22M) EPS ($0.04) ($0.07) Adjusted Net Income(1) ($12M) ($22M) Adjusted EPS(1) ($0.04) ($0.07) Adjusted EPS Drivers: Taxes -$0.01 Interest expense -$0.04 Other -$0.02 See Appendix for reconciliation of adjusted net income to net income and adjusted EPS to EPS. Amounts may not add due to rounding. CORPORATE 9M ’19 Vs. 9M ’18 Net income ($29M) ($9M) EPS ($0.07) ($0.03) Adjusted Net Income(1) ($28M) ($15M) Adjusted EPS(1) ($0.09) ($0.05) Adjusted EPS Drivers: Taxes +$0.04 Interest expense -$0.06 Other -$0.03 Decrease of income tax expense 9M ‘19 primarily due to favorable discrete item in ’19 & consolidating tax rate adjustments Higher interest expense 9M ’19 primarily due to issuance of $750 million ‘Green Bond’ in May 2019

2019 EPS(1) & Adjusted EPS(2) Outlook Includes the MtM portion asset or liability that will be realized in 2019 and an estimate of accelerated depreciation for repowering. See Appendix for reconciliation of adjusted net income and adjusted EPS to net income and EPS. Amounts not intended to be additive. Annual Guidance for EPS(1) revised for Renewables MtM Annual Guidance for ’19 Adjusted EPS(2) Affirmed; Business Segments Adjusted Consolidated EPS(1) (previous) Adjusted EPS(2) (previous) Key Adjustments Networks $1.68 – $1.75 ($1.75 - $1.85) $1.68 – $1.75 ($1.75 - $1.85) Outage restoration Personnel (Partially offset by Forward 2020+ Mid-Period Assessment benefits) Renewables $0.73 – $0.81 ($0.41 - $0.47) $0.62 – $0.70 ($0.48 - $0.54) Asset sales > expected Corporate ($0.13) – ($0.06) (($0.05) – $0.00) ($0.13) – ($0.06) (($0.05) – $0.00) Taxes Consolidated $2.36 – $2.46 (revised) $2.25 – $2.35 (no change) Key Risks & Opportunities +/- Best practices & operating efficiencies +/- Wind production +/- Weather, including minor storms & staging - FERC ROE decision - Sales/partnerships of renewable projects +/- COD for wind projects +/- Taxes

Credit Ratings Our credit ratings position us well for investments in our clean energy & resiliency projects… BBB+ Baa1 BBB+ Fitch Moody’s S&P AVANGRID $1.35B in Green Bonds outstanding $2.5B Sustainability-Linked credit facility …And we have a Green Financing Strategy NYSEG A- (Stable) Affirmed A3 (Stable) Affirmed BBB+ (Stable) Affirmed RG&E A- (Stable) Affirmed A3 (Stable) Affirmed BBB+ (Stable) Affirmed CMP A (Stable) Upgraded A2 (Stable) Affirmed BBB+ (Stable) Affirmed UI A- (Stable) Affirmed Baa1 (Stable) Affirmed A- (Stable) Upgraded CNG A- (Stable) Affirmed A3 (Positive) Outlook Revised A- (Stable) Affirmed SCG A- (Stable) Affirmed A3 (Stable) Affirmed A- (Stable) Upgraded BGC A- (Stable) Affirmed A3 (Stable) Outlook Revised A- (Stable) Affirmed

Leader in Sustainability

Appendix

Reconciliation AVANGRID Adjusted Net Income ’19

Reconciliation AVANGRID Adjusted Net Income ’18

Reconciliation AVANGRID Adjusted EPS ’19 & ’18

Reconciliation AVANGRID 2019 Guidance

NECEC Approvals & Permitting NECEC Filing Status Expected Completion MA DPU Approval of Contracts Filed July ’18 Approved June ’19 FERC Approval Filed August ’18 October ’18 ME PUC Certificate of Public Convenience & Necessity (CPCN) Filed September ’17 April ’19 Maine DEP & LUPC Filed September ’17 LUPC 1Q ’20 MDEP 1Q ’20 ISO-NE System Impact Study Filed April ’17 I.3.9 approval 1Q ’20 CCIS certificate issuance ’20 U.S. ACE (Army Corps of Engineers) Environmental Assessment Filed September ’17 60-90 Days After MEDEP Presidential Permit Filed July ’17 60 days after U.S.ACE & I.3.9 approvals Local/Municipal Construction Approvals Est. beginning in ’19 Timing as needed through construction period

AVANGRID Offshore Wind

AVANGRID is Well-Positioned for Leadership in U.S. Offshore Market

- First-mover in offshore wind
- Utility footprint in Northeast
- Significant, proven U.S. onshore renewables experience

AVANGRID Offshore Wind Projects Benefit from Significant, Proven Global Offshore Experience

Iberdrola & ScottishPower

- West of Duddon Sands & Wikinger **ON TIME** & **ON BUDGET**
- East Anglia 1 progressing according to plan
- Additional ~4 GW pipeline of projects under development in Europe

- Deep technical knowledge & engineering experience
- Well developed supply chain, relationships & purchasing power
- Experience managing offshore O&M


DS-Z01

AVANGRID www.avangrid.com Results Presentation / Third Quarter / 2019 29

Vineyard Wind Approvals & Permitting

KEY Vineyard Wind Approvals	Filing Status		Expected Completion	
Federal:				
Site Assessment Plan (SAP)	Filed March '17	✓	Approved May '18	✓
Construction & Operation Plan (COP)	Filed Dec '17	✓	COP Completeness & Sufficiency Review completed Mar '18	✓
	Draft Environmental Impact Statement published by BOEM & consultation finalized Jan '19			✓
	Final Environmental Impact Statement *(Pending Supplemental EIS for additional assessment of cumulative impacts of offshore wind)*			
	Final Record of Decision			
	Federal permitting agencies: Army Corps of Engineers – water related National Marine Fisheries Service – marine mammals EPA – air emissions			
State:				
MA DPUC Approval of Contracts with EDCs	Filed July '18	✓	Approved April '19	✓
MA Environmental Policy Act (MEPA) Review	Final Environmental Impact Report (FEIR) submitted Dec '18	✓	Final Certificate issued Jan '19	✓
Regional & Local permits	In progress following certification of FEIR	✓	Cape Cod, Martha's Vineyard & Edgartown Commissions	✓
			Other TBD	
MA Energy Facilities Siting Board (EFSB)	Filings in Dec '17 & Feb '18	✓	Decision received May '19	✓

AVANGRID www.avangrid.com
Results Presentation / Third Quarter / 2019
30

Contracted Renewables Projects ~2,223 MW with Contracts Lund Hill Solar 150 MW Montague 201 MW La Joya 166 MW Patriot 226 MW Karankawa 307 MW Coyote Ridge 97 MW Otter Creek 158 MW Roaring Brook 78 MW Vineyard Wind 400 MW Mohawk Solar 91 MW Tatanka Ridge 150 MW Bakeoven Solar 60 MW Wind Solar Offshore Wind COD 2019 COD 2020-22 La Joya II 140 MW

Renewables Projects

Project	~Total Project MW	Type	Contract Counterparty	~COD
COD in 2019 (427 MW)				
Patriot Wind (TX)	226	Wind	Project w/ Hedge	June '19
Montague (OR)	201	Wind	Large C&I	Oct '19
In Construction (~562 MW)				
Karankawa #1 (TX)	207	Wind	Austin Energy	Dec '19
Karankawa #2 (TX)	100	Wind	Nike	Dec '19
Coyote Ridge (SD)(1)	97	Wind	Google, Inc.	Dec '19
Otter Creek (IL)	158	Wind	T-Mobile	Jan '20
Additional Executed Contracts (~1,234 MW) including 400 MW Offshore				
Tatanka Ridge (SD)	150	Wind	Google, Inc.	Late '20
La Joya (NM)	166	Wind	Public Service of New Mexico	Late '20
La Joya II (NM)	140	Wind	Public Service of New Mexico	Late '20
Vineyard Wind #1 (MA)(2)	400	Offshore	Massachusetts EDCs	'21 & '22
Lund Hill Solar (WA)	150	Solar	Puget Sound Energy	Late '20
Bakeoven Solar (OR)	60	Solar	Portland General Electric	Late '21
Roaring Brook (NY)	78	Wind	NYSERDA – RECs	Late '20
Mohawk (NY)	91	Solar	NYSERDA - RECs	Late '21
Repowering (~359 MW)				
Colorado Green (CO)	162	Repower	Xcel Energy	1H '20
Mountain View III (CA)	22	Repower	California Choice Energy Authority	1H '20
Repowering Project (Mid-West)	100	Repower	Midwest utility	Late '20
Klondike II (OR) New	75	Repower	Portland General Electric	Late '20

(1) 80% of 97 MW project sold to third party (~77 MW), ~20 MW Renewables installed capacity.
(2) AVANGRID's 50/50 partnership with Copenhagen Infrastructure Partners (CIP).

AVANGRID www.avangrid.com

Results Presentation / Third Quarter / 2019 32

Low wind resource is predominantly in the mid continent & western regions Wind Production GWh by Region(1) Wind Production GWh by Region(1) MidCont South & Texas 29% 19% 21% 31% 9M ’19 West Northeast 0% -10% -2% +10% +2% Wind Production Wind Production by Area (GWh) 9M ’19 vs. 9M ’18 West 3,570 -2% MidCont 2,572 -10% Northeast 2,313 +2% South/Texas 3,785 +10% TOTAL 12,241 +0% Wind Capacity Factor(2) AGR Quarterly Wind NCF Owned assets only Average annual capacity factor based on wind production & capacity. -3% 9M ’18 9M ’19

Merchant Avg. Price(1) ($/MWh) 9M ‘18 9M ‘19 REC & Hedge(2) Energy AVANGRID Renewables Average Price Excludes JVs. 9M ‘18 9M ‘19 (2) The average price consists of REC price of $9.5 & $6.0 /MWh combined with Hedge gains/(losses) of $5.5 & ($0.4) /MWh for the 2018 and 2019 periods respectively. PPA Avg. Price ($/MWh) -4% 9M ‘18 9M ‘19 -7.5% Avg. Price(3) ($/MWh) -15% (3) Includes PPA, merchant & RECS.

Renewables Quarterly Production Data Average annual capacity factor based on wind production & capacity. Removes decommissioned turbines. Represents 20% ownership of Coyote. Amounts may not add due to rounding. Capacity Factor(1) by Area 9M ’19 vs. 9M ’18 West 29.5% -0.8pp MidCont 27.8% -3.1pp Northeast 27.3% +0.7pp South/Texas 31.5% -0.8pp Wind Production by Area (GWh) 9M ’19 vs. 9M ’18 West 3,570 -2% MidCont 2,572 -10% Northeast 2,313 +2% South/Texas 3,785 +10% TOTAL 12,241 +0% Wind & Solar Installed Capacity (MW) Coyote 10 MW(3) Otter Creek 158 MW +737 (2)

Renewables Quarterly Pricing Data pp: percentage point Includes PPAs, merchant and RECs. 2018 REC inventory adjustment. Amounts may not add due to rounding. Avg. Price(1) Var % vs. 9M ’18 West -6.0% -$3.85/MWh MidCont -2.0% -$0.69/MWh Northeast -18.0% -$9.62/MWh South/ Texas -6.3% -$3.00/MWh PPA Price Var % vs. 9M ’18 West -1.8% -$1.21/MWh MidCont -2.1% -$0.75/MWh Northeast -3.6% -$2.23/MWh South/ Texas -8.2% -$4.24/MWh Merchant & Hedge Price Var % vs. 9M ’18 West -23.4% -$7.02/MWh MidCont -18.7% -$4.17/MWh Northeast -9.7% -$2.69/MWh South/ Texas +0.1% +$0.05/MWh RECs Var % vs. 9M ’18 West -18.7% -$3.35/MWh MidCont +1378.3%(2) +$5.56/MWh Northeast -58.0% -$9.11/MWh South/ Texas -51.8% -$1.45/MWh

Subject to authorization by the AVANGRID Board of Directors. Investment Highlights Leading sustainable energy company in the U.S. with carbon neutral target by ’35 Attractive investment opportunities in Networks & Renewables businesses Strong balance sheet & investment grade credit ratings Commitment to increase the dividend in line with target payout ratio(1) A Leader in U.S. Offshore Wind